UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 10, 2006

                              Moldflow Corporation
               (Exact name of registrant as specified in charter)



  Delaware                            000-30027               04-3406763
-------------------------------------------------------------------------------
(State or other jurisdiction  (Commission file number)       (IRS employer
        of incorporation)                                  identification no.)




       492 Old Connecticut Path, Ste 401, Framingham, MA       01701
--------------------------------------------------------     ----------
           (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code: (508) 358-5848

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Amendment #1

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

The amendment to our current report on Form 8-K furninshed to the Securities and Exchange Commission on August 10, 2006 is for the purpose of making certain adjustments to our Unaudited Condensed Consolidated Statement of Cash Flows for the three months and year ended June 30, 2006 issued with our Press Release made on August 10, 2006.




Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits
(c) Exhibits:

Exhibit 99.1 - Press Release issued by Moldflow Corporation dated September 8, 2006.



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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MOLDFLOW CORPORATION



Date: September 8, 2006      By:      /s/ Christopher L. Gorgone
                                ------------------------------------------
                                 Name: Christopher L. Gorgone
                                 Title:  Executive Vice President of Finance
                                 & Chief Financial Officer



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



                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
------------       -----------
Exhibit 99.1       Press Release issued by Moldflow Corporation dated
                   September 8, 2006.


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